Exhibit 10.5
                                  ------------

                            LOAN AND PLEDGE AGREEMENT



                                     BETWEEN



                              MARS OVERSEAS LIMITED



                                       AND


                           COPYTELE INTERNATIONAL LTD.



                             DATED 2nd NOVEMBER 2007



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                                TABLE OF CONTENTS


1.       DEFINITION AND INTERPRETATION........................................3
2.       LOAN & PAYMENT.......................................................5
3.       CREATION OF SECURITY.................................................6
4.       TAXES................................................................7
5.       REPRESENTATIONS AND WARRANTIES.......................................7
6.       BORROWERS' CONVENANTS................................................8
7.       EVENTS OF DEFAULT...................................................10
8.       REMEDIES ON EVENT OF DEFAULT........................................11
9.       CONTINUING OBLIGATIONS..............................................11
10.      COSTS, CHARGES AND EXPENSES.........................................12
11.      INDEMNITY...........................................................12
12.      RELEASE AND TERMINATION.............................................12
13.      MISCELLANEOUS.......................................................12


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                            LOAN AND PLEDGE AGREEMENT

This LOAN AND PLEDGE AGREEMENT (this "Agreement") is made on this 2nd day of November, 2007 by and among:

(1) COPYTELE INTERNATIONAL LTD., a company incorporated under the laws of the British Virgin Islands and having its registered office at Icaza Gonzalez-Ruiz & Aleman, (BVI) Trust Limited, Vanterpool Plaza, Second Floor, Wickham Cay 1, Road Town, Tortola, British Virgin Islands (hereinafter referred to as the "Borrower" which expression shall include its successors and permitted assigns); and

(2) MARS OVERSEAS LIMITED, a company incorporated under the laws of the Cayman Islands and having its registered office at PO Box 309 GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands (the "Lender" which expression includes its successors and permitted assigns).

The Borrower and the Lender are individually referred to as a "Party" and together as the "Parties".

     WHEREAS

          A. The Borrower has requested the Lender for a senior secured loan for a sum of US$5,000,000.

          B. The Borrower has agreed to acquire 1,495,845 Global Depository Receipts of Videocon Industries Ltd. ("Pledged GDRs") having a face value of US$ 10 each.

          C. The Loan will be secured by pledge of the Pledged GDRs and will be subject to other terms and conditions hereinafter appearing; and

          D. The Lender requires the Borrower to create the pledge and the Borrower has agreed to create the pledge on the terms and conditions set out under this Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, hereby agrees as follows:

1.                DEFINITION AND INTERPRETATION

1.1. The following terms used in this Agreement shall have the meanings assigned to them herein:

                    (a) "Agent Bank" means a bank acceptable to Lender and Borrower in which Lender shall have an account for the purpose of repayment of the Loan;

                    (b) "Applicable Law" includes all applicable statutes, enactments, laws, ordinances, rules, by-laws, regulations, notifications, guidelines, policies, directions, directives and orders of any Governmental Authority, statutory authority, tribunal, board, court or a recognized stock exchange, as may be applicable;

                    (c) "Approvals" means all approvals, permissions, authorizations, consents and notifications whether from any Governmental Authority, regulatory or departmental authority or otherwise including, without limitation, approvals of any authority, or any corporate authorizations as may be applicable;

                    (d) "Business Day" means a day (other than Saturday or Sunday) on which banks are open for general business in London, England;

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                    (e)  "Charter Documents" means the Memorandum of Association and Articles of Association of Borrower;

                    (f) "Closing Date" means the date of the drawdown of the Loan pursuant to this Agreement, which shall be a date mutually agreed between the Parties hereto and which shall not in any event be later than the 30th day from the date of execution of this Agreement, and in the event the 30th day is not a Business Day or is a Saturday or a Sunday, then the next Business Day, such that on or prior to such date the Borrower shall have purchased the Pledged GDRs and the Lender shall have purchased 20,000,000 shares of the common stock of CopyTele Inc. pursuant to a certain Subscription Agreement, dated the date hereof, between CopyTele Inc. and the Lender;

                    (g) "Designated Account" (i) of the Lender means the account of the Lender in the Agent Bank for the purpose of repayment of the Loan, and (ii) of the Borrower means the account of the Borrower in the Agent Bank for purposes of receiving the Loan.

                    (h) "Encumbrance" means any mortgage, charge (whether fixed or floating), pledge, lien, hypothecation, assignment, security interest or other encumbrances of any kind securing or conferring any priority of payment in respect of any obligation of any Person;

                    (i) "Escrow Agent" means the Escrow Agent to be appointed pursuant to the Escrow Agreement;

                    (j) "Escrow Agreement" means the escrow agreement to be executed on the or prior to the Closing Date among the Borrower, the Lender and the Escrow Agent, in such form as the Borrower and Lender may agree and as is acceptable to the Escrow Agent, in each case, as amended from time to time;

                    (k) "Event of Default" means the occurrence of any of the events or circumstances specified in Clause 7 of this Agreement;

                    (l) "Final Settlement Date" means the date on which all the Obligations have been irrevocably and unconditionally paid and discharged in full to the satisfaction of the Lender;

                    (m) "Finance Documents" means the following, executed in a form and manner satisfactory to the Lender:

                          i)   this Agreement;

                         ii)   the Escrow Agreement;

                        iii) all other documents and agreements relating to the above, as such documents may be amended or supplemented from time to time.

                    (n) "GDR Certificate/Receipt" means a document evidencing holding of GDRs by the Borrower;

                    (o) "Governmental Authority" means any government or political subdivision thereof; any department, agency or instrumentality of any government or political subdivision thereof; any court or arbitral tribunal and includes the governing body of any securities exchange;

                    (p)  "Loan" shall have the meaning  ascribed to it in Clause
                         2.1 of this Agreement;

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                    (q)  "Maturity  Date" shall mean the seventh  anniversary of the Closing Date;

                    (o) "Maturity Value" shall mean, when the loan is repaid on the Maturity Date, a sum of US$ 5 million;

                    (r) "Obligations" means all amounts payable pursuant to the terms of the Finance Documents, including without limitation:

                         i)    the principal amount of the Loan;

                        ii) any and all sums incurred by the Escrow Agent in order to preserve the security provided under the Finance Documents or its security interest therein; and

                       iii) in the event of any proceeding for the collection or enforcement of the above, after a Default shall have occurred, the expenses incurred for the purpose of retaking, holding, preparing for sale, selling or otherwise disposing of the Security, or of any exercise by the Lender and/or the Escrow Agent of their respective rights under the various Finance Documents, together with legal fees and court costs;

                    (s) "Security" means collectively, the GDR Certificates/Receipts or any other document or instrument evidencing ownership of GDRs, the transfer documents duly signed relating to the Pledged GDRs, and the Pledeged GDRs.

                    (t) "Taxes" shall mean any and all present and future taxes, levy, impost, premium, duty or other charge of a similar nature, including without limitation, gross receipts, sales, turn-over, value added, use consumption, property, income, franchise, capital, occupational, license, excise and documentary stamps taxes, and customs and other duties, assessments, or fees, however imposed, withheld, levied, or assessed by any country or government subdivision thereof or any other taxing authority together with interest thereon and penalties in respect thereof.


1.2.              In this Agreement:

                    (a) a provision of law is a reference to that provision as amended or re-enacted;

                    (b)  a Clause is a reference to a section of this Agreement;

                    (c) words importing the plural shall include the singular and vice-versa;

                    (d) a Person shall be construed as including references to an individual, firm, company or other body, whether incorporated or not; and

                    (e) the index and the headings in this Agreement are for convenience and are to be ignored in construing this Agreement.

2.                LOAN & PAYMENT

2.1. At the request of the Borrower, and subject to the terms and conditions set out in this Agreement, on the Closing Date, the Lender shall lend to the Borrower, and the Borrower shall borrow from the Lender, the principal amount of US$5,000,000 (the "Loan"). The Loan shall not bear interest.

2.2. Lender shall make the Loan by making remittance of the said amount to the Designated Account of the Borrower.

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2.3.              The Maturity Value shall be due and payable in lump sum on the
                  Maturity Date. In no case and under no circumstances, arrangements or events whatsoever, shall the Loan be repayable before the seventh anniversary of the Closing Date; and the Borrower shall also have no option to pre-pay before the Maturity Date. The Borrower shall make repayment of the Loan on the Maturity Date by depositing in the Designated Account of the Lender cash in the amount of the Maturity Value.

2.4. In the event there is any pre-payment before the seventh anniversary of the Closing Date in contravention of Clause
                  2.3 above, due to any reason whatsoever, the Borrower shall be liable to pay and shall pay a pre-payment premium at 200% of the Loan to the Lender. In case of pre-payment, the Loan shall be paid in a single tranche and deposited to the Designated Account of the Lender. Without prejudice to what is stated hereinabove, in the event of the Borrower desires to prepay the Loan before the Maturity Date, it shall be mandatory that (a) pursuant to an escrow agreement among the Lender, the Borrower and the Agent Bank dated the date hereof the prepaid amount of the Loan shall be kept in escrow in the Designated Account of the Lender until the Maturity Date and shall be paid to the Lender on the date of payment, (b) any interest accruing on the prepaid amount of the Loan kept in escrow in the Designated Account of the Lender shall be also retained in escrow in the Designated Account until the Maturity Date and shall paid to the Lender on the date of payment, and (c) the lien over the Security will not be vacated until the Maturity Date.

2.5.              The Borrower shall drawdown the Loan in a single tranche.

2.6. The Closing of the Loan pursuant to this Agreement and the drawdown thereof shall take place on the Closing Date and is subject to the fulfillment of the following conditions precedent to the satisfaction of the Lender:

                         i) The Lender shall have received, the following, each dated such day (unless otherwise specified), in form and substance satisfactory to the Lender:

                               A)   copies of the Charter  Documents of the
                               Borrower and each amendment thereto, certified as true, correct and complete by the company secretary / director of the Borrower;

                               B) copies of the resolution of the shareholders and the resolutions of the board of directors of the Borrower, approving the transactions contemplated by the Finance Documents to which the Borrower, is or will be a party, in each case certified as true, correct and complete by the company secretary / director of the Borrower.

                        ii)    The Borrower shall have acquired the Pledged
                               GDRs; and

                       iii) The Parties and the Escrow Agent shall have entered into the Escrow Agreement.


3.                CREATION OF SECURITY

3.1. In order to secure the due performance, payment and discharge in full of the Obligations, and in consideration of the Loan being advanced by the Lender the Borrower hereby pledges in favour of the Escrow Agent, for the benefit of the Lender, as security for the due discharge of the Obligations, the Pledged GDRs, and shall deposit and deliver to the Escrow Agent such relevant instruments or documents, including security receipts/forms/depository slips, GDR Certificate/Receipts or any other document required for effectuating the pledge of the Pledged GDRs.

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3.2.              The Borrower shall provide any information and assistance as may be reasonably necessary to perfect the pledge created over the Pledged GDRs in favour of the Escrow Agent for the benefit of the Lender.

3.3. The Borrower hereby agrees and undertakes that, until the Final Settlement Date, the Borrower shall not, and shall not attempt to, transfer any of the Pledged GDRs directly or indirectly or in any form or method whatsoever.

3.4. The Borrower agrees and undertakes that it shall not sell/transfer or enter into any agreement for sale/transfer of the Pledged GDRs to any third party in any manner whatsoever until the seventh anniversary of the Closing Date. The Borrower shall give irrevocable instructions to the Escrow Agent not to accept any instructions for withdrawal/cancellation of the Pledged GDRs or for sale/transfer of the Pledged GDRs other than in accordance with the terms of the Escrow Agreement.

3.5. The Pledged GDRs shall continue to remain pledged with the Escrow Agent for security of repayment of the Loan for a period of seven years or repayment of the Loan, whichever is later. Further, even in case of prepayment of the Loan prior to the expiry of seven years as stated above in Clause 2.4, the Pledged GDRs shall continue to remain pledged with the Escrow Agent until the seventh anniversary of Closing Date.

4.                TAXES

4.1. The Borrower shall bear all Taxes as may be applicable or as may be levied in relation to each Facility and all other amounts payable under the Finance Documents. Notwithstanding anything to the contrary stated herein, it is expressly agreed that all payments to be made to the Lender under the Finance Documents shall be made free and clear of and without any deduction for or on account of any Taxes and without any set-off or counter-claim. If the Borrower is required to make deduction on account of any Taxes, then, in such case, the sums (other than the interest amounts) payable to the Lender shall be increased to the extent necessary to ensure that, after making such deduction, the Lender receive and retain (without any liability for such deductions) a sum equal to the sum which it would have received and retained, had no such deduction been made or required to be made.

4.2. Without prejudice to the provisions of Clause 4.1 above, if the Lender is required to make any payment on account of any Taxes in relation to any sum received or receivable by it hereunder (excluding income tax payable by the Lender) or any liability in respect of such payment is imposed, levied or assessed against such Lender, the Borrower shall, upon demand of such Lender, promptly reimburse to such Lender such payment or liability together with interest, penalties and expenses, if any, paid or incurred in connection therewith.

5.                REPRESENTATIONS AND WARRANTIES

5.1. The Borrower hereby represents and warrants to the Lender as of the date of this Agreement (which representations and warranties shall survive the execution and delivery of this Agreement and continue until the Final Settlement Date) as follows:

                    (a) the Borrower is duly organised and validly existing under the laws of British Virgin Islands and has the power and authority to carry on business as is now being carried on and to own its property and assets;

                    (b) the Borrower has the power and authority to enter into and perform its obligations under the Finance Documents in accordance with the terms thereof and has taken all necessary corporate and other actions to authorise the execution, delivery and performance of the obligations under the Finance Documents;

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                    (c)  the execution,  delivery and performance of the Finance
                         Documents   and   creation   of  a  valid  and  legally
                         enforceable pledge in favour of the Escrow Agent for the benefit of the Lender by the Borrower will not contravene (i) any Applicable Law or regulation to which the Borrower is subject or (ii) any provision of the Charter Documents of the Borrower or (iii) any agreement or obligation or document binding on or applicable to the Borrower;

                    (d) the Finance Documents and the pledge created herein constitute legally binding and enforceable obligations of the Borrower;

                    (e) no clearance, authorizations, Approvals, waivers, no objections or other action by, and no notice to or filing, registration with, any Governmental Authority or any other Person is required for the due execution, delivery, recordation, filing or performance by the Borrower of any Finance Document or for the creation, perfection and the maintenance of the various security interest created pursuant to the Finance Documents (including for the maintenance of the first priority as contemplated therein);

                    (f)  no Event of Default has occurred;

                    (g) the Borrower has not granted or agreed to grant in favour of any other person any interest in or any option or other rights in respect of any of the Pledged GDRs;

                    (h) no actions, proceedings or steps have been taken and/or are proposed or threatened for the liquidation, winding up or dissolution, administration, reorganization or insolvency of the Borrower, or for the appointment of a receiver, trustee or similar officer in respect of the Borrower or its assets before any court, Governmental Authority or administrative body and/or under any applicable bankruptcy, insolvency, winding-up or other similar law;

                    (i) no actions, suits, proceedings, investigations, litigation, arbitration or administrative proceedings of any kind in any court or before any arbitrator or any Governmental Authority are at present current or pending against the Borrower or its assets or threatened which has or is likely to have a material adverse effect;

                    (j) there are no third party consents required to be obtained for the Borrower to lawfully enter into and perform their respective obligations under the Finance Documents;

                    (k) there are no actions, proceedings, disputes or claims pending before any court, government agency or administrative body, or threatened against or affecting the Borrower or its assets and which would adversely affect the ability of the Borrower to perform their respective obligations under the Finance Documents;

                    (l) on the Closing Date, the Borrower shall be the legal and beneficial owner of, and shall have good and marketable title to, or valid and enforceable rights in respect of, all of its property and assets over which the security interest is proposed to be created in favour of the Escrow Agent for the benefit of the Lender pursuant to the Finance Documents and such assets will not be subject to any Encumbrances other than those created pursuant to the Finance Documents.

6.                BORROWERS' CONVENANTS

6.1.              Positive Covenants

                  The Borrower irrevocably and unconditionally covenants and undertakes that so long as any Obligations remain outstanding, and until the Final Settlement Date, it shall:

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                    (a)  maintain  its   corporate   existence  (to  the  extent
                         applicable) and all rights and privileges enjoyed and obtain, comply with the terms of and do all that is necessary to maintain in full force and effect all Approvals required to enable it to lawfully carry on its business;

                    (b) obtain, comply with the terms of and do all that is necessary to maintain in full force and effect all Approvals as may be required to enable it to enter into and perform its obligations under the Finance Documents and the transactions contemplated thereby and to ensure the legality, validity, enforceability or admissibility in evidence of the Finance Documents and this Agreement;

                    (c) comply with all Applicable Laws and the terms and conditions of the Approvals;

                    (d) pay regularly all Taxes, assessments, dues, duties and impositions as may, from time to time be payable to any Governmental Authority;

                    (e) comply in all respects with the terms of the Finance Documents;

                    (f) use reasonable commercial efforts to do or cause to be done everything which is necessary, in the reasonable opinion of the Lender, to create and perfect the security with respect to the Pledged GDRs pursuant to the Finance Documents (including, without limitation, any further registration or filing in respect of the security);

                    (g) pay or reimburse to the Lender all charges, Taxes or penalties imposed on or in pursuance of this Agreement or on any instruments, issued hereunder, payable in relation to the interest amounts on the pre-paid Loan amount paid to the Lender;

                    (h) perform and execute, on the request of the Lender, such acts and deeds, as may be reasonably necessary and/or required to carry out the intent of the Finance Documents; and

                    (i) do all such acts and things as may be reasonably required by the Lender to protect the interest of the Lender under the Finance Documents.

6.2.              Negative Covenants

                  The Borrower covenants and agrees that so long as any Obligations remain outstanding and until the Final Settlement Date, without the prior written consent of the Lender :

                    (a) the Borrower shall not undertake any further borrowing in any manner whatsoever;

                    (b) the Borrower shall not dispose of or create any other Encumbrance or grant any third party rights over the Pledged GDRs which has been pledged in favour of the Escrow Agent for the benefit of the Lender;

                    (c) the Borrower shall not effect and/or enter into any transaction of merger, amalgamation, reconstruction, consolidation, reconstruction, restructuring, reorganization or other similar transactions including those relating to change in its shareholding pattern (whether legal or beneficial) other than those permitted in terms of the Finance Documents, as a result whereof the Borrower is not the surviving entity, or as a result of which an Event of Default arises;

                    (d) the Borrower shall not amend, alter or modify its Charter Documents in a manner which may affect the terms of the Finance Documents or the rights of any of the Lender thereunder in any manner whatsoever;

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                    (e)  the Borrower  shall not wind up,  liquidate or dissolve or initiate any voluntary winding up process and/or cause any circumstance to arise which could result in any person initiating winding up actions against the Borrower and/or any other actions which in the opinion of the Lender would affect or is likely to affect the rights and benefits of the Lender including their rights in relation to the security;

                    (f) the Borrower shall ensure that except as otherwise provided in the Finance Documents, the security created thereunder shall be free of encumbrances, except for the security interest created thereon in favour of the Escrow Agent for the benefit of the Lender;

                    (g) the Borrower shall not grant in favour of any other Person any interest in or any option or other rights in respect of the Pledged GDRs or any part thereof.

                    (h) the Borrower shall not enter into any corporate arrangement including but not limited to merger, amalgamation, joint venture or partnership with any other entity.

                    (g) the Borrower shall not at any point of time, have any creditors, unsecured lenders or any other outside liability in any form whatsoever, other than an unsecured loan of an amount not exceeding US$ 16,300,000/- (US$ Sixteen Million Three Hundred Thousand) from CopyTele Inc., Parent Company of the Borrower. The loan so obtained from CopyTele Inc.shall be interest free and shall be subordinate to the Loan obtained from the Lender..

7.                EVENTS OF DEFAULT

7.1. The occurrence of any of the following events shall constitute an Event of Default (the "Event of Default"):

                    (a) the Borrower fails to pay any amount due under the Finance Documents on the due date or on demand, as the case may be;

                    (b) failure to maintain the first priority exclusive pledge over the Pledged GDRs in favour of the Escrow Agent for the benefit of the Lender pursuant to the Finance Documents;

                    (c) any representation or statement made by the Borrower under any of the Finance Documents, including any representation or statement with respect to the security, or any certificate or statement delivered by the Borrower pursuant thereto is or proves to have been incorrect or misleading when made and affects the performance of the obligations by the Borrower under the Finance Documents or cause the breach of any of the provisions of the Finance Documents;

                    (d) any amendment to or alteration or modification of the Charter Documents in a manner which may affect the terms of the Finance Documents or the rights of the Lender thereunder in any manner whatsoever, without the consent of the Lender;

                    (e) the Borrower fails to maintain a valid legal title to the Pledged GDRs;

                    (f) the Borrower commences or takes steps to initiate a voluntary winding up or restructuring process under any applicable bankruptcy, insolvency, winding up or other similar laws now or hereafter in effect, or consent to the entry of an order for relief in an involuntary proceeding under any such law, or consents to the appointment or taking possession by a receiver, liquidator, assignee (or similar official) for any part of their properties;

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

                    (g) the Borrower is deemed unable to pay its debts or becomes unable to pay its debts as they fall due or suspends or threatens to suspend making payments (whether principal or interest) with respect to any of its debts;

                    (h)  Breach of any of the  covenants  as mentioned in Clause
                         6.1 and Clause 6.2 above

8.                REMEDIES ON EVENT OF DEFAULT


8.1. Upon an Event of Default, the Pledged GDRs shall be forfeited by the Escrow Agent for the benefit of the Lender who shall hold the same as trustee for the Lender and then deal with Pledged GDRs as per the instructions of the Lender.

8.2. In addition to the above, the Lender shall also have a right to:

                    (a) enforce the security interest created pursuant to the Finance Documents;

                    (b) exercise all the rights and remedies available to it under the Finance Documents in such manner as the Lender may deem fit without intervention of the Court and without any consent of the Borrower and/or any Person.

8.3. The Borrower agrees that at any time after an Event of Default occurs, the Lender shall have the right, without prejudice to its other rights under this Agreement and the other Finance Documents and/or under any Applicable Law, in its discretion to exercise all the rights, powers and remedies vested in it (whether vested in it by or pursuant to this Agreement, the other Finance Documents or by any Applicable Law) for the protection, perfection and enforcement of its rights in respect of the Security, and the Lender shall be entitled, without limitation, to exercise the rights set out below:

                    (a) to give suitable instructions to the Escrow Agent such that the Pledged GDRs are released and handed over to the Lender;

                    (b) to transfer or register in the name of its nominees, as it shall deem fit, all or any of the Pledged GDRs, at the cost of the Borrower;

                    (c) to receive all amounts payable in respect of the Security;

                    (d) to receive cash proceeds and/or to sell the non-cash Security (or any part thereof), without the intervention of the court or other judicial authority and/or Governmental Authority, at public or private sale or on any securities exchange for cash, or transfer or procure registration in the name of the Escrow Agent, or any of its nominees at the cost of the Borrower, as the Escrow Agent may deem commercially reasonable and apply the proceeds thereof towards payment of the Obligations, provided that the Escrow Agent shall not be obliged to make any sale of any Security relating to Pledged GDRs if it desires not to do so, regardless of the fact that notice of sale may have been given;

                    (e) to take all such actions including vote all or any part of the Pledged GDRs (whether or not transferred in the name of the Escrow Agent) with respect thereto as though it were the outright owner thereof;

                    (f) exercise such other rights as the Lender may deem fit under Applicable Law.

9.       CONTINUING OBLIGATIONS

         The liabilities and obligations of the Borrower under or pursuant to this Agreement and the other Finance Documents shall remain in full force and effect notwithstanding any act, omission, event or circumstance whatsoever until the Final Settlement Date.

10.      COSTS, CHARGES AND EXPENSES

         Each Party shall bear all its own costs, charges and expenses (including legal and other fees on a full indemnity basis), and Taxes on it pertaining to the Loan in connection with the negotiation, preparation, execution, registration, administration, modification and amendment of this Agreement, the other Finance Documents and any other document delivered hereunder and in exercising, protecting, perfecting, preserving or enforcing any of its rights or powers hereunder or there under (including the security interest created under or pursuant to the Finance Documents) or in suing for or seeking to recover any sums due hereunder or thereunder or in defending any claims brought against it in respect of this Agreement and any other document delivered hereunder or pursuant to this Agreement or in releasing this Agreement, the other Finance Documents or the security interest created hereunder or pursuant to this Agreement and the other Finance Documents on the Final Settlement Date.

11.      INDEMNITY

         The Borrower shall indemnify and hold harmless the Lender, the Escrow Agent and their nominees, agents, officers, and directors ("Indemnified Parties") against all actions, proceedings, claims, demands, judgments, losses, liabilities, obligations, damages, costs and expenses ("Losses") imposed, asserted against or incurred by them which may be incurred, sustained or raised in respect of any Event of Default or the non-performance of or non-observance of any of the undertakings, representations and warranties and agreements on the part of the Borrower herein contained or contained in any other Finance Documents or in respect of any inaccuracy in the representation and warranties relating in any way whatsoever to the security interest created hereunder.

12.      RELEASE AND TERMINATION

         Upon the occurrence of the Final Settlement Date, this Agreement shall terminate and the Escrow Agent shall, as provided in the Escrow Agreement, release the Security from the pledge granted hereby, and shall deliver to Borrower such Security as may be in the possession of the Escrow Agent. However, in no case or in no event whatsoever, the securities shall be released to the Borrower before the seventh anniversary of the Closing Date.

13.      MISCELLANEOUS

13.1.    Governing Law

         This Agreement shall be governed by and construed in accordance with the laws of England.

13.2.             Dispute Resolution

                    (a) In the event any Party is in breach of any of the terms of this Agreement, another Party may serve written notice to require the Party in breach to cure such breach within thirty (30) days of the receipt of such written notice thereof.

                    (b) In the case of any dispute or claim arising out of or in connection with or relating to this Agreement, or the breach (where such breach has not been cured by the Party in breach within thirty (30) days of a written notice thereof), termination or invalidity hereof, the Parties shall attempt to first resolve such dispute or claim through discussions between senior executives of the Investor.

                    (c) If the dispute is not resolved through such discussions within thirty (30) days after one Party has served a written notice on the other Party requesting the commencement of discussions, dispute or claim shall be finally settled by arbitration under the United Nations Commission on International Trade Law Arbitration Rules (the "UNCITRAL Rules") as are in force at the time of any such arbitration. For the purpose of such arbitration, there shall be one arbitrator jointly appointed by the Parties, failing which there shall be three (3) arbitrators in accordance with the UNCITRAL Rules (the "Arbitration Board"). The Company shall appoint one arbitrator, and the Investor shall appoint one arbitrator. The two arbitrators shall then jointly appoint a third arbitrator, who shall serve as Chairman of the Arbitration Board.

                    (d) All arbitration proceedings shall be conducted in the English language and the place of arbitration shall be in London, England, United Kingdom.

                    (e) Each Party shall co-operate in good faith to expedite (to the maximum extent practicable) the conduct of any arbitral proceedings commenced under this Agreement.

                    (f) The costs and expenses of the arbitration, including, the fees of the third arbitrator on the Arbitration Board, shall be borne equally by each Party to the dispute or claim and each Party shall pay its own fees, disbursements and other charges of its counsel and the arbitrators nominated by it, except as may be otherwise determined by the Arbitration Board. The Arbitration Board would have the power to award interest on any sum awarded pursuant to the arbitration proceedings and such sum would carry interest, if awarded, until the actual payment of such amounts.

                    (g) Any award made by the Arbitration Board shall be final and binding on each of the Parties that were parties to the dispute.

13.3.             Notice/Communication

                    (a) Each notice, demand or other communication given or made under this Agreement shall be in writing and delivered or sent to the relevant Party at its address or fax number set out below (or such other address or fax number as the addressee has by seven (7) Business Days' prior written notice specified to the other Parties). Any notice, demand or other communication given or made by letter between countries shall be delivered by registered airmail or international courier service. Any notice, demand or other communication so addressed to the relevant Party shall be deemed to have been delivered (i) if delivered in person or by messenger, when proof of delivery is obtained by the delivering Party, (ii) if sent by post within the same country, on the fifth day following posting, and if sent by post to another country, on the tenth day following posting, and (iii) if given or made by fax, upon dispatch and the receipt of a transmission report confirming dispatch.

                    (b) The initial address and facsimile for the Parties for the purposes of the Agreement are:

                    If to the Borrower:

                     Name     :     COPYTELE INTERNATIONAL LTD.

                     Address  :     c/o CopyTele, Inc.
                                    900 Walt Whitman Road
                                    Melville, New York 11747

                    Attention :     Mr. Denis A. Krusos

                    Fax       :     631-549-5974

                    Telephone :     631-549-5900


                    If to the Lender:

                    Name      :     MARS OVERSEAS LIMITED

                    Address   :     C/o Videocon Industries Limited
                                    Fort House, Second Floor,
                                    Dr. D. N. Road, Fort ,
                                    Mumbai, India: 400001

                    Attention :     Mr. Venugopal N. Dhoot

                    Fax       :     +91 22 6655 0580

                    Telephone :     + 91 22 6611 3600

13.4.    Waiver/Forbearance

         Any waiver of any provision of this Agreement and any waiver of any default under this Agreement shall only be effective if made in writing and signed by the Lender. Any waiver or forbearance or delay on the part of the Lender to insist upon the performance of any terms and conditions of this Agreement, or to exercise any right or privilege conferred under this Agreement, or to demand any penalties resulting from any breach of any of the terms or conditions of this Agreement shall not be construed as a waiver on the part of the Lender of any of the terms or conditions of this agreement or of its rights or privileges or of any other default on the part of the Borrower, and all original rights and powers of the Lender under this Agreement will remain in full force, notwithstanding any such forbearance or delay. For the avoidance of doubt it is clarified that the waiver by the Lender of any of its rights under this Agreement on a particular occasion shall not constitute a waiver on any subsequent occasion of such right.

13.5.    Severability

         If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, the legality, validity and enforceability of such provision under the law of any other jurisdiction, and of the remaining provisions of this Agreement shall not be affected or impaired thereby. In the event that any of the terms or provisions of this Agreement or portions or applications thereof, are held to be prohibited, unenforceable or invalid under any law, a reasonable adjustment in such term or provision shall be made with a view towards effecting the purpose of such terms and provisions of this Agreement, and the enforceability and validity of the remaining terms and provisions, or portions or applications thereof, shall not be affected thereby.

13.6.    Survival

         Any expiry or termination of this Agreement or the release of any securities on the occurrence of the Final Settlement Date shall not affect Clauses 1.1, 1.2, 11, 12 and 13 which shall survive expiry or termination of this Agreement and/or the release of any of the securities.

13.7.             No Assignment

                    (a) The terms and provisions of this Agreement shall be binding upon, and the benefits hereof shall inure to the Parties hereto and their respective successors and assigns.

                    (b) Neither Party shall assign this Agreement or any of the rights, duties or obligations hereunder without the prior written consent of the other Party.

13.8.             Variation of the Terms

         No amendment, modification or variation of this Agreement shall be binding on either the Borrower or the Lender unless such amendment, modification or variation is in writing and is signed by each of the Borrower and the Lender.

13.9.    No Third Party Beneficiaries

         This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement (except as provided in Clause 11) under the Contracts (Rights of Third Parties) Act 1999 or otherwise.

13.10.   Counterparts

         This Agreement may be executed in one or more counterparts, including counterparts transmitted by facsimile, each of which shall be deemed an original, but all of which signed and taken together shall constitute 1
         (one) document.

IN WITNESS WHEREOF the Parties hereto have executed these presents the day and year first hereinabove written.

COPYTELE INTERNATIONAL LTD.



By: /s/ Denis A. Krusos
    -------------------
Name:   Denis A. Krusos
Title:  Chairman and Chief Executive Officer



MARS OVERSEAS LIMITED



By: /s/ Venugopal N. Dhoot
    ----------------------
Name:   Venugopal N. Dhoot
Title:  DIRECTOR




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